SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 15, 2001


                             USA EDUCATION, INC.
                             -------------------
            (Exact name of registrant as specified in its charter)


DELAWARE                      File No. 001-13251             52-2013874

(State or other               (Commission File              (IRS Employer
jurisdiction of               Number)                       Identification
incorporation)                                              Number)


               11600 Sallie Mae Drive, Reston, Virginia 20153
               -----------------------------------------------
             (Address of principal executive offices) (zip code)


     Registrant's telephone number, including area code:      (703) 810-3000
                                                              ---------------


                                 Not Applicable
                      ------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

      On June 15, 2001, USA Education, Inc. consummated the issuance of $380,000,000 of Senior Notes due June 16, 2004.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Form Financial Information:

            Not applicable.

      (c)   Exhibits:

            1.1 Underwriting Agreement, dated June 8, 2001, between USA Education, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation

            1.2 Pricing Agreement, dated June 8, 2001, between USA Education, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation

            4.1 Third Supplemental Indenture, dated June 15, 2001, between USA Education, Inc. and The Chase Manhattan Bank, as trustee

            4.2 Form of Global Certificates for $380,000,000 of Senior Notes Due June 16, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       USA Education, INC.



                                       By: /s/ John F. Remondi
                                           ------------------------------
                                           Name:  John F. Remondi
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


Dated:  June 15, 2001

                               USA Education, INC.

                                    Form 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.      DESCRIPTION
-----------      -----------

1.1 Underwriting Agreement, dated June 8, 2001, between USA Education, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation

1.2 Pricing Agreement, dated June 8, 2001, between USA Education, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation

4.1 Third Supplemental Indenture, dated as of June 15, 2001, between USA Education, Inc. and The Chase Manhattan Bank, as trustee

4.2              Form of Global Certificates for $380,000,000 of Senior Notes
                 Due June 16, 2004